UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2019

LivaNova PLC
(Exact Name of Registrant as Specified in its Charter)

England and Wales (State or Other Jurisdiction of Incorporation)	001-37599 (Commission File Number)	98-1268150 (IRS Employer Identification No.)

20 Eastbourne Terrace
London, W2 6LG
United Kingdom
(Address of Principal Executive Offices)

+44 20 33250660
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2019, LivaNova Plc ("the Company") held its 2019 Annual General Meeting of shareholders (“AGM”) in London, United Kingdom. As of the record date on April 25, 2019, the Company had 49,333, 391 ordinary shares, nominal value £ 1.00 per share, issued and outstanding. Of these shares, 42,651,208 (or 86.5% of all shares outstanding) were present in person or represented by proxy at the AGM. A quorum was thus present for the transaction of business at the AGM.

At the Company’s AGM, the Company's shareholders considered eight proposals as more fully described in the Company’s 2019 Proxy Statement and as summarized below. Each of the ordinary resolutions 1-8 was adopted. The number of votes for and against, as well as the number of abstentions and of broker non-votes are set forth below.

1.    Ordinary resolution to elect, by separate resolutions, each of the following ten (10) directors for a term expiring at the AGM to be held in 2020. All nominees were elected.

Mr. Francesco Bianchi

Votes For	Votes Against	Votes Abstained	Broker non-votes
40,901,515	86,653	14,620	1,648,420

Ms. Stacy Enxing Seng

Votes For	Votes Against	Votes Abstained	Broker non-votes
40,916,081	40,050	46,657	1,648,420

Mr. William A. Kozy

Votes For	Votes Against	Votes Abstained	Broker non-votes
40,478,086	510,188	14,514	1,648,420

Mr. Damien McDonald

Votes For	Votes Against	Votes Abstained	Broker non-votes
40,495,373	493,202	14,213	1,648,420

Mr. Daniel J. Moore

Votes For	Votes Against	Votes Abstained	Broker non-votes
38,863,768	2,059,076	79,944	1,648,420

Mr. Hugh M. Morrison

Votes For	Votes Against	Votes Abstained	Broker non-votes
39,361,703	1,625,740	15,345	1,648,420

Mr. Alfred J. Novak

Votes For	Votes Against	Votes Abstained	Broker non-votes
39,791,634	1,196,940	14,214	1,648,420

Dr. Sharon O’Kane

Votes For	Votes Against	Votes Abstained	Broker non-votes
38,845,115	2,145,415	12,258	1,648,420

Dr. Arthur L. Rosenthal

Votes For	Votes Against	Votes Abstained	Broker non-votes
39,321,121	1,667,453	14,214	1,648,420

Ms. Andrea L. Saia

Votes For	Votes Against	Votes Abstained	Broker non-votes
40,929,933	60,367	12,488	1,648,420

2.    Ordinary resolution to approve, on an advisory basis LivaNova’s compensation of its Named Executive Officers (“U.S. Say-on-Pay”). This advisory resolution was approved.

Votes For	Votes Against	Votes Abstained	Broker non-votes
39,080,324	1,883,264	39,200	1,648,420

3.    Ordinary resolution to ratify the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership ("PwC USA"), as the Company’s independent registered public accounting firm for the year ended December 31, 2018. This ordinary resolution was approved.

Votes For	Votes Against	Votes Abstained	Broker non-votes
42,343,496	294,263	13,449	—

4.    Ordinary resolution to approve, on an advisory basis, the directors’ remuneration report in the form set out in the Company’s UK annual report and accounts (“U.K. Annual Report”) for the period ended December 31, 2018. This advisory resolution was approved.

Votes For	Votes Against	Votes Abstained	Broker non-votes
39,139,244	1,822,538	41,006	1,648,420

5.    Ordinary resolution to approve the directors’ Remuneration Policy as set out in the UK Annual Report for the period ended December 31, 2018. This advisory resolution was approved.

Votes For	Votes Against	Votes Abstained	Broker non-votes
39,323,750	1,618,032	61,006	1,648,420

6.    Ordinary resolution to receive and adopt the Company’s audited UK statutory accounts for year ended December 31, 2018, together with the reports of the directors and the auditors thereon. This ordinary resolution was approved.

Votes For	Votes Against	Votes Abstained	Broker non-votes
40,918,899	3,706	80,183	1,648,420

7.    Ordinary resolution to re-appoint PricewaterhouseCoopers UK, a limited liability partnership organized under the laws of England (“PwC U.K.”) as the Company’s UK statutory auditor under the UK Companies Act 2006 to hold office from the conclusion of the AGM until the conclusion of the next general meeting at which the annual report and accounts are laid. This ordinary resolution was approved.

Votes For	Votes Against	Votes Abstained	Broker non-votes
42,379,595	256,132	15,481	—

8.    Ordinary resolution to authorize the directors and/or the Audit & Compliance Committee of the Company to determine the remuneration of PwC UK, in its capacity as the Company’s UK statutory auditor under the UK Companies Act 2006. This ordinary resolution was approved.

Votes For	Votes Against	Votes Abstained	Broker non-votes
40,981,049	8,372	13,367	1,648,420

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: June 20, 2019	By:	/s/ Catherine Moroz
	Name:	Catherine Moroz
	Title	Company Secretary

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